                           Van Eck Global Income Fund
                    --------------------------------------
                               1996 Annual Report
Dear Fellow Shareholder:

Compared to the strong returns recorded in 1995, most major bond markets registered modest gains last year, which were reduced in dollar terms due to strength of the U.S. currency. Several "peripheral," higher risk European markets fared well, but a rise in U.S. interest rates due to stronger-than-expected economic growth dampened the performance of domestic bonds. In this environment, the Global Income Fund had a total return of 2.3% for the year ended December 31, 1996.

BOND MARKET REVIEW

During the first month of the year, bonds in most major markets were in a relatively narrow trading range. Then, in February, U.S. interest rates increased sharply due to a surprisingly strong January employment report. The rise in U.S. rates and subsequent downturn in the U.S. bond market sparked a sell-off in many major international markets during the first quarter. The trend toward higher U.S. rates continued into the second quarter, aided by higher-than-expected oil prices. By June 12, the yield on the 30-year U.S. Treasury bond hit 7.19% (its high for 1996) after being as low as 5.95% on the second trading day of the year, January 3.

To protect shareholder capital during the rise in rates, we employed a defensive investment posture. In February, we reduced the Fund's average duration to as low as three years. We also decreased the Fund's exposure to domestic bonds and, later in the first half of the year, added substantially to our positions in Canada and the United Kingdom, both of which witnessed solid performance (which, for the UK market, unlike most others, was augmented by a strong pound). Our rationale hinged on developments likely to have positive implications for these markets: the Canadian market would benefit from solid economic fundamentals and the government's commitment to eliminate the budget deficit by the year 2000 and the UK market would benefit from an environment of low inflation, a strong currency and improving consumer confidence.

Although the Federal Reserve did not raise short-term interest rates in 1996, fears of a rate hike hung like a cloud over the U.S. and international bond markets following the rise in long-term interest rates during the first half of the year. Stronger-than-expected employment numbers in July and August added to the concern, but the Federal Reserve maintained a neutral monetary policy as other data showed inflation was still under control. (For example, in August, the government reported that the unemployment rate plunged to 5.1%, its lowest level in seven years.) The end result for a volatile U.S. bond market was a lackluster return of 2.7% for the year. A substantial position in U.S. bonds, although actively managed, had a net dampening effect on Fund performance.

Some of the Fund's best results came from its investments in peripheral European bonds, such as those of Italy, Spain and Sweden. Sluggish economic growth and low inflation led to lower interest rates in many countries on the Continent. In turn, most European markets achieved moderately positive returns in local currency terms. The European markets were further helped by increasing optimism for economic union. Peripheral markets recorded the most impressive gains. Yields in these markets converged toward those of the higher-quality, core European markets due to a growing belief among investors that the peripheral countries will meet the Maastricht criteria for European Mone-tary Union (EMU). At year end, the Fund had over 15% of its investments allo-cated to these peripheral bond markets.

Early in the year, we liquidated the Fund's relatively small position in Japanese bonds (which registered positive performance of 5%+ in yen terms, but declined 6.5% in U.S. dollar terms) as the economy began to overheat. Later in the year, we began purchasing Japanese bonds again based on signs of continuing economic weakness, which leads to lower interest rates and higher bond prices. However, given the extreme volatility in the Japanese market of late, we intend to maintain a "wait-and-see" approach toward Japan before committing new funds to this market.

CURRENCY REVIEW

In 1996, the U.S. dollar showed strength against most of the major currencies. For example, the dollar was up 10.8% against the Japanese yen and 6.7% against the German mark. The only major currencies in the G-7 to show consistent strength against the dollar were the British pound and the Italian lira, which advanced 10.5% and 4.5%, respectively, versus the greenback. The dollar's relative strength against most major currencies dampened returns for U.S. investors. The Fund's relatively high cash position on several occasions throughout the year enabled us to limit losses due to currency fluctuations.

THE OUTLOOK

Looking ahead, our forecast for the global bond markets is encouraging. We believe the slow growth, low inflation environment in Europe will continue to bode well for bonds there. Hence, we intend to favor European issues. We expect the U.S. bond market to remain somewhat volatile. While U.S. inflation still appears to be under control, the general direction of the economy and long-term interest rates is still uncertain. However, we also believe the worst of the domestic bond market decline may be behind us.

We would like to thank you for your investment in the Global Income Fund. We look forward to helping you meet your investment objectives in the future.





[PHOTO]              [PHOTO]

/s/John C. van Eck   /s/ Madis Senner

John C. van Eck      Madis Senner
Chairman             Portfolio Manager

January 23, 1997

-------------------------------------------------------------------------------
Performance Record as of 12/31/96
-------------------------------------------------------------------------------

                                After Maximum
Average Annual                  Sales Charge  Before Sales
Total Return                    of 4.75%      Charge
----------------------------------------------------------
A shares--Life (since 4/30/87)   7.9%          8.4%
----------------------------------------------------------
5 year                           2.4%          3.4%
----------------------------------------------------------
1 year                           (2.5)%        2.3%
----------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                               Global Income Fund
                     Investment Portfolio December 31, 1996

                                                        COUPON OR     MATURITY
BONDS AND NOTES                    PRINCIPAL AMOUNT  INTEREST YIELD     DATE   VALUE (NOTE 1)
---------------------------------------------------------------------------------------------
AUSTRALIA: 5.9%
Australian
 Government
 Bond                             AUD     5,750,000        6.75%      11/15/06  $ 4,379,894
                                                                                -----------
CANADA: 3.6%
Canadian
 Government                       CAD     3,200,000        8.75%      12/01/05    2,716,878
                                                                                -----------
GERMANY: 11.8%
Federal
 Republic of
 Germany                          DEM     5,100,000        7.50%      11/11/04    3,695,762
Federal
 Republic of
 Germany                                  4,500,000       7.375%       1/03/05    3,237,459
Federal
 Republic of
 Germany                                  3,000,000        6.25%       1/04/24    1,843,803
                                                                                -----------
                                                                                  8,777,024
                                                                                -----------
ITALY: 6.9%
Republic of
 Italy                            ITL 1,100,000,000       10.50%       9/01/05      866,667
Republic of
 Italy                                3,850,000,000        8.50%       4/01/99    2,649,728
Republic of
 Italy                                2,300,000,000        8.25%       7/01/01    1,612,424
                                                                                -----------
                                                                                  5,128,819
                                                                                -----------
JAPAN: 7.9%
Japanese
 Government
 Bond #155                        JPY   425,000,000        4.60%       3/20/03    4,185,092
Japanese
 Government
 Bond #182                              200,000,000        3.00%       9/20/05    1,776,945
                                                                                -----------
                                                                                  5,962,037
                                                                                -----------
SPAIN: 5.7%
Kingdom of
 Spain                            ESP   100,000,000       10.90%       8/30/03      950,343
Kingdom of
 Spain                                  100,000,000        7.40%       7/30/99      801,871
Kingdom of
 Spain                                  300,000,000        8.40%       4/30/01    2,525,483
                                                                                -----------
                                                                                  4,277,697
                                                                                -----------
SWEDEN: 4.2%
Swedish
 Government
 Bond                             SEK    12,000,000       13.00%       6/15/01    2,258,602
Swedish
 Government
 Bond                                     6,000,000        6.00%       2/09/05      849,836
                                                                                -----------
                                                                                  3,108,438
                                                                                -----------
UNITED KINGDOM:
 5.1%
United Kingdom
 Treasury Note                    GBP     2,200,000        7.75%      12/07/06    3,824,013
                                                                                -----------
UNITED STATES:
 40.2%
U.S. Treasury
 Note                             USD     3,000,000        8.75%       8/15/20    3,697,032
U.S. Treasury
 Note*                                    4,500,000        6.50%       8/15/05    4,530,233
U.S. Treasury
 Note                                     4,100,000        6.50%       8/31/01    4,146,765
U.S. Treasury
 Note                                     5,000,000        6.25%       4/30/01    5,012,500
U.S. Treasury
 Note                                     2,000,000        6.00%       2/15/26    1,820,626
U.S. Treasury
 Note*                                    4,850,000        5.75%      10/31/00    4,787,100
U.S. Treasury
 Note*                                    4,000,000       5.625%       1/31/98    3,998,752
U.S. Treasury
 Note*                                    2,000,000        5.50%      11/15/98    1,987,032
                                                                                -----------
                                                                                 29,980,040
                                                                                -----------
TOTAL BONDS AND NOTES: 91.3% (COST: $67,345,055)                                 68,154,840
                                                                                -----------
                                                    INTEREST YIELD AT MATURITY
SHORT-TERM OBLIGATIONS: 8.7%       PRINCIPAL AMOUNT TIME OF PURCHASE    DATE
---------------------------------------------------------------------------------------------
COMMERCIAL
 PAPER:
American
 Express
 Corporation due
 1/02/97 Yield
 of 6.64%                         USD     3,000,000        6.55%       1/02/97    2,999,454
General Electric Capital Corp.
 due 1/02/97 Yield of 5.58%               3,489,000        5.50%       1/02/97    3,488,467
                                                                                -----------
Total Short-Term Obligations:
 (amortized cost: $6,487,921)                                                     6,487,921
                                                                                -----------
TOTAL INVESTMENTS: 100% (cost: $73,832,976)                                     $74,642,761
                                                                                ===========

-------
 *  These securities are segregated for forward currency contracts.

                       See Notes to Financial Statements.

                    Global Income Fund Financial Statements
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
Investments at value (cost, $73,832,976) (Note 1)      $74,642,761
Cash                                                         3,927
Receivables:
 Interest                                                1,654,465
 Capital shares sold                                       189,529
 Unrealized appreciation on forward currency contracts
  (Note 6)                                                  91,105
 Other                                                      38,003
                                                       -----------
  Total assets                                          76,619,790
                                                       -----------
LIABILITIES:
Payables:
 Capital shares redeemed                                   483,012
 Dividends payable                                          98,081
 Accounts payable                                          149,952
Unrealized depreciation on forward foreign currency
 contracts (Note 6)                                         74,323
                                                       -----------
  Total liabilities                                        805,368
                                                       -----------
NET ASSETS                                             $75,814,422
                                                       ===========
CLASS A
Shares of beneficial interest outstanding                8,630,417
                                                       ===========
Net asset value and redemption price per share               $8.78
 ($75,814,422/8,630,417)                                     =====
Maximum offering price per share                             $9.22
 (NAV/(1-maximum sales commission))                          =====
Net assets consist of:
 Aggregate paid in capital                             $79,959,300
 Unrealized appreciation of investments
  and foreign currency transactions                        813,974
 Undistributed net investment income                       633,033
 Cumulative realized losses                             (5,591,885)
                                                       -----------
                                                       $75,814,422
                                                       ===========
-------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended December 31, 1996
INCOME:
INTEREST INCOME                                                  $5,856,851
EXPENSES:
Management (Note 2)                                   $ 685,015
Distribution Class A (Note 4)                           228,338
Administration (Note 2)                                 119,615
Transfer agency                                         192,914
Custody                                                  22,885
Professional                                             39,605
Reports to shareholders                                  21,915
Trustees fees                                            16,000
Other                                                     2,301
                                                      ---------
Total expenses                                        1,328,588
Expenses reduced by a custodian fee arrangement
 (Note 2)                                               (22,885)
                                                      ---------
 Net expenses                                                     1,305,703
                                                                 ----------
 Net investment income                                            4,551,148
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (
 NOTE 3)
Realized gain from security transactions                          1,329,029
Realized loss from options                                          (56,000)
Realized loss from foreign currency transactions                 (3,269,178)
Change in unrealized depreciation of foreign denominated
 receivables and payables                                            15,727
Change in unrealized appreciation of forward foreign currency
 contracts                                                          625,249
Change in unrealized appreciation of investments                 (1,731,589)
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $1,464,386
                                                                 ==========

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1996 and 1995

                                                      1996          1995
                                                  ------------  ------------
DECREASE IN NET ASSETS:
 Operations:
 Net investment income                            $  4,551,148  $  6,820,689
 Realized gain from security transactions            1,329,029     3,606,816
 Realized loss from futures contracts                      --        (53,773)
 Realized loss from options                            (56,000)      (53,877)
 Realized gain (loss) from foreign currency
  transactions                                      (3,269,178)    9,544,959
 Change in unrealized appreciation of foreign
  currency receivables and payables                     15,727       (47,033)
 Change in unrealized appreciation (depreciation)
  of forward foreign currency contracts                625,249    (1,186,985)
 Change in unrealized appreciation of investments   (1,731,589)    2,741,950
 Change in unrealized appreciation of futures
  contracts                                                --        (47,444)
                                                  ------------  ------------
 Increase in net assets resulting from operations    1,464,386    21,325,302
 Dividends to shareholders from:
 Net investment income
  Class A Shares                                    (4,296,487)   (7,685,453)
  Class B Shares                                           --         (9,150)
                                                  ------------  ------------
                                                    (4,296,487)   (7,694,603)
                                                  ------------  ------------
Capital share transactions:
 Net proceeds from sales of shares:
 Class A Shares                                      8,772,676    47,072,009
 Class B Shares                                            --        540,515
                                                  ------------  ------------
                                                     8,772,676    47,612,524
                                                  ------------  ------------
 Reinvestment of dividends:
 Class A Shares                                      2,880,879     5,356,995
 Class B Shares                                            --          4,731
                                                  ------------  ------------
                                                     2,880,879     5,361,726
                                                  ------------  ------------
 Cost of shares reacquired:
 Class A Shares                                    (45,382,370)  (90,865,479)
 Class B Shares                                            --     (1,007,412)
                                                  ------------  ------------
                                                   (45,382,370)  (91,872,891)
                                                  ------------  ------------
 Decrease in net assets resulting from capital
  share transactions                               (33,728,815)  (38,898,641)
                                                  ------------  ------------
  Total decrease in net assets                     (36,560,916)  (25,267,942)
NET ASSETS:
 Beginning of year                                 112,375,338   137,643,280
                                                  ------------  ------------
 End of year (including undistributed net
  investment income of $633,033 and $734,732,
  respectively)                                   $ 75,814,422  $112,375,338
                                                  ============  ============

                       See Notes to Financial Statements.

                    Global Income Fund Financial Statements
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                            CLASS A
                          --------------------------------------------------------------------------------
                                                               EIGHT MONTHS    YEAR ENDED
                               YEAR ENDED DECEMBER 31,            ENDED        APRIL 30,
                          ------------------------------------ DECEMBER 31, -----------------
                           1996      1995      1994     1993       1992         1992     1991
                          -------  --------  --------   ----       ----     --------     ----
Net Asset Value,            $9.00   $8.15     $8.96    $9.28        $9.91      $9.75    $9.44
 Beginning of Period....    -----   -----     -----    -----        -----      -----    -----
Income from Investment
 Operations:
 Net Investment Income..     0.47      0.47    0.55+    0.75         0.51      0.770     0.99
 Net Gain (Loss) on
  Securities (both
  realized and              (0.27)     0.92   (0.80)   (0.31)       (0.50)     0.460     0.51
  unrealized)...........    -----      ----   -----    -----        -----     ------    -----
Total from Investment        0.20      1.39   (0.25)    0.44         0.01      1.230     1.50
 Operations.............     ----      ----   -----    -----         ----     ------    -----
Less Distributions:
 Dividends from Net
  Investment Income(b)..    (0.42)    (0.54)    --     (0.05)       (0.47)    (0.853)   (0.96)
 Distributions from
  Capital Gains.........      --        --      --     (0.01)       (0.17)    (0.217)   (0.23)
 Distributions from
  Aggregate Paid In           --        --    (0.56)   (0.70)         --         --       --
  Capital...............    -----     -----   -----    -----        -----     ------    -----
Total Distributions.....    (0.42)    (0.54)  (0.56)   (0.76)       (0.64)    (1.070)   (1.19)
                            -----     -----   -----    -----        -----     ------    -----
Net Asset Value, End of     $8.78     $9.00   $8.15    $8.96        $9.28      $9.91    $9.75
 Period.................    =====     =====   =====    =====        =====     ======    =====
Total Return (a)........    2.33%    17.27%   (2.79%)  4.90%       (0.18%)    13.19%   16.49%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........  $75,814  $112,375  $137,242 $251,725   $290,961   $187,241  $84,016
Ratio of Gross Expenses
 to Average Net Assets..   1.46%*    1.60%*    1.56%*   1.93%*    1.32%++      1.39%    1.61%
Ratio of Net Expenses to
 Average Net Assets.....   1.43%     1.52%     1.39%    1.27%     1.32%++      1.39%    1.61%
Ratio of Net Investment
 Income to Average Net
 Assets.................   4.98%     5.21%     6.55%    8.01%     7.58%++      7.92%   10.00%
Portfolio Turnover Rate.  157.5%    269.5%    148.4%   108.6%       44.2%     108.9%   276.1%

-----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total returns calculated for a period of less than one year are not annualized.
(b) Due to a change in the dividend declaration policy, thirteen monthly dividends were recorded in the fiscal year ended April 30, 1992.
 * If expenses were not assumed by the Advisor or reduced by a custodian fee arrangement.
 + Based on average shares outstanding.
++ Annualized.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Global Income Fund series (formerly World Income Fund), a non-diversified fund (the "Fund") of the Trust in the preparation of its financial statements. On April 25, 1995 all of Global Income Fund Class B shares were redeemed. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. Recognized gains or losses attributable to foreign currency fluctuations on security transactions and other foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions. The portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The effect of these differences for the year ended December 31, 1996, decreased undistributed net investment income by $356,360, decreased cumulative realized loss by $335,029 and increased aggregate paid in capital by $21,331.

                              Global Income Fund
-------------------------------------------------------------------------------

F. USE OF DERIVATIVES INSTRUMENTS

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent that the value of the option contract does not correlate with the movements of the underlying instrument.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken.

FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a Fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts are separately disclosed.

FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward currency contracts are included in realized and unrealized gain (loss) from foreign currency transactions.

NOTE 2--Van Eck Associates Corporation earned fees of $685,015 for the year ended December 31, 1996 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and .50 of 1% of the excess over $750 million. Van Eck Securities Corporation received $9,869 for the year ended December 31, 1996 from commissions earned on sales of shares of beneficial interest of the Fund after deducting $51,145 allowed to other dealers. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $119,615 for costs incurred in connection with certain administrative and operating functions. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's custody expenses. For the year ended December 31, 1996 the Fund's custody expenses were reduced by $22,885 under this arrangement. The Fund could have invested the assets used in connection with the custodian fee arrangement in an income producing asset if it had not entered into such an arrangement.

NOTE 3--Purchases and proceeds from sales of investments, other than short-term obligations, aggregated $119,018,019 and $141,534,280, respectively, for the year ended December 31, 1996. For federal income tax purposes the cost of investments owned at December 31, 1996 was $73,832,976. As of December 31, 1996 net unrealized appreciation for federal income tax purposes aggregated $809,785, of which $1,265,135 related to appreciated investments and $455,350 related to depreciated investments. As of December 31, 1996, the Fund had capital loss carryforwards available to offset future capital gains of $5,575,103 expiring December 31, 2002 and December 31, 2004, in the amounts of $4,267,868 and $1,307,235, respectively.

NOTE 4--Pursuant to a Plan of Distribution (Rule 12b-1) the Fund accrues fees of .25 of 1% of the average daily net assets for Class A shares. Fees charged for the year ended December 31, 1996 were $228,338 for Class A Shares. The fees are intended to be used principally for payments to securities dealers who have sold shares and service shareholder accounts of the Fund and the remainder will be used for other actual promotion and distribution expenses incurred by Van Eck Securities Corporation, the distributor.

NOTE 5--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                            YEAR ENDED   YEAR ENDED
                           DECEMBER 31, DECEMBER 31,
CLASS A                        1996         1995
-------                    ------------ ------------
Shares sold                    997,824    5,291,672
Reinvestment of dividends      331,150      607,526
                            ----------  -----------
                             1,328,974    5,899,198
Shares reacquired           (5,187,947) (10,257,545)
                            ----------  -----------
Net decrease                (3,858,973)  (4,358,347)
                            ==========  ===========

                              Global Income Fund
-------------------------------------------------------------------------------


NOTE 6--FORWARD CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized loss from foreign currency transactions. At December 31, 1996, the Fund had the following outstanding forward currency contracts:

                                   VALUE AT                 UNREALIZED
                                  SETTLEMENT    CURRENT    APPRECIATION
CONTRACTS                            DATE        VALUE    (DEPRECIATION)
---------                         ----------    -------   --------------
FOREIGN CURRENCY PURCHASE CONTRACTS:
GPB 1,300,000
    expiring 3/19/97              $ 2,162,810 $ 2,222,051    $59,241

JPY 357,976,130 expiring 3/19/97    3,184,841   3,119,400    (65,441)
FOREIGN CURRENCY SALE CONTRACTS:
AUD 3,636,525
    expiring 3/19/97                2,887,401   2,888,055       (654)
DEM 1,405,994
    expiring 3/19/97                  908,851     917,079     (8,228)
JPY 185,538,000
    expiring 3/19/97                1,648,640   1,616,776     31,864
                                                             -------
                                                             $16,782
                                                             =======

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 7--Under normal market conditions, the Fund expects to invest at least 65% of its assets in debt securities. There is no limit on the amount the Fund can invest in any one country or securities denominated in the currency of any one country. Normally, the Fund will invest in at least three countries besides the United States. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays.

The market value of debt securities generally varies in response to interest rates and the financial condition of the issuer. Generally, the value of debt securities will increase when interest rates decline and decrease when interest rates rise.

Since the Fund may concentrate its investments in foreign debt securities, it may be subject to greater credit risks and greater market and currency fluctuations than portfolios invested solely in domestic debt securities.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN

The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund cannot invest in itself. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996 the total value of the assets and corresponding liability of the Fund's portion of the Plan is $8,082.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Global Income Fund (the "Fund"), (one of the series constituting the Van Eck Funds) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, the eight-month period ended December 31, 1992 and the periods ended April 30, 1992 and 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Income Fund series of the Van Eck Funds as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with generally accepted accounting principles.

                   Coopers & Lybrand L.L.P.

New York, New York
February 21, 1997

Van Eck Family of Funds
--------------------------------------------------------------------------------
Global Hard Assets Fund
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

International Investors Gold Fund
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Gold Opportunity Fund
Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.

Emerging Markets Growth Fund
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Asia Dynasty Fund
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Asia Infrastructure Fund
Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Global Balanced Fund
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

Global Income Fund
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Global Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Gold & Money Funds prospectus, please call the number listed below. Please read the prospectus before investing.

[LOGO] VAN ECK GLOBAL

Van Eck Securities Corporation
99 Park Avenue, New York, N.Y. 10016
http://www.vaneck.com

For account assistance please call (800) 544-4653

FR1997-0121-0014




                               December 31, 1996

                                     Van Eck
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                                     Global
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                                     Income
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                                      Fund
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                                     Annual
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                                     Report

[LOGO] VAN ECK GLOBAL